THE ORIGINAL SOUPMAN



THE ORIGINAL SOUPMAN



Disclaimer - Forward Looking Statements

THE ORIGINAL SOUPMAN

This Presentation includes certain forward-looking statements on our current expectations and projections about future events. In some cases forward-looking statements can be identified by terminology such as "may," "should," "potential," "continue," "expects," "anticipates," "intends," "plans," "believes," "estimates," and similar expressions. These statements are based upon current beliefs, expectations and assumptions and are subject to a number of risks and uncertainties, many of which are difficult to predict and include statements regarding the expected results of our new business strategies. Important factors that could cause actual results to differ materially from those reflected in our forward-looking statements include, among others, a failure of our products to receive anticipated or greater market acceptance, the ability of our stock to maintain a trading volume that will support continuous sales, the outcome of certain pending litigation and other risk factors as described in our Annual Report on Form 10-K for the year ended August 31, 2010, our Quarterly Reports on Form 10-Q for the quarters ended November 30, 2010 and February 28, 2011, and our other filings with the SEC. The information in this Presentation is provided only as of the date hereof, and we do not undertake any obligation to update any forward-looking statements contained in this Presentation on account of new information, future events, or otherwise, except as required by law.

THE ORIGINAL SOUPMAN

55th Street & 8th Avenue
The Original Store


SOUP MAN AT WORK
SOUP
SOUP!
The Original
SOUP MAN
ETHNIC • SPECIALTY • INVENTIVE • WHOLESOME • DIET
SOUP MAN



THE ORIGINAL SOUPMAN

SoupMan History



ZAGAT RATED. The Best

Soup Kitchen International Opens 1984

Soup concept knock offs introduced



Al makes the soup!



1st store open

The Original SoupMan Inc. Acquires Rights January 2010

New packaging Introduced Nov. 2010

Feb. 2011 Publicly Trading Under (OTC:BB SOUP)

1984

1992

1995

2004

2005

2009

2010

2011



200
New York
BEST
OF
NEW YORK

Seinfeld "Soup Episode"



THE ORIGINAL SOUPMAN AL YEGANEH

Launched OSM Franchising concept

OSM opens Mohegan Sun Casino Dec.



SoupMan

Merge with PPOR Dec. 2010

ShopRite Place freezer In Aisle March 2011



OTC:BB SOUP

THE ORIGINAL SOUPMAN

5-6-11 Close $2.30


3.00
2.50
2.00
1.50
1.00
Price
Jan
Feb
Mar
Apr
Time

3 Month Chart

Average Daily Volume Since Trading: 12,500 shares



SoupMan Management Team
Experienced Food Operators

THE ORIGINAL SOUPMAN

Arnold Casale	CEO, *co-founder of Arnie's Bagels*
Robert Bertrand	President / CFO
Seb Rametta	Executive VP
Dan Rubano	Sr. VP of Franchising & Development
Joseph Hagan	VP of Sales / Investor Relations
Reggie Jackson	Special Advisor to Strategic Relationships
Adam Hanft	Chief Marketing and Brand Strategist

Hall of Fame Great on Our Team!

THE ORIGINAL SOUPMAN

Reggie is an investor and Brand Champion

- An iconic New York figure, like SoupMan itself
- Generates media attention
- Open doors and generate appointments






SOUP



THE ORIGINAL SOUPMAN

Board of Advisors
Experienced in All Areas

Adam Hanft *Branding and Marketing Guru*
Hank Gracin *Securities Counsel*
Lloyd Sugarman *Co-founder of Johnny Rockets & SoupMan Franchisee*
Nick Ponzio *Financial Markets Expert*
Robert Kantor *Real Estate Developer*
Rocco Fiorentino *Franchise & Food Expert*
Ronald Crane *Real Estate & Licensing Counsel*
Robert Azinian *Johnny Rockets & SoupMan, Restaurateur*
Joseph M. Porter *Consumer Packaged Goods*



Sales Growth Strategy

THE ORIGINAL SOUPMAN

We believe our brand is poised for growth on three platforms interlocked with website and social media

- Franchised restaurants in targeted locations

  Casinos, Airports & Tourist spots

- Grocery and Club packaged soup sales

- Branded SoupMan sales to Strategic Partners

Franchised Restaurants

THE ORIGINAL SOUPMAN


SOUPMAN
Mohegan Sun Casino

THE ORIGINAL SOUPMAN

SoupMan & Tim Horton's

Co-branding with Quality Partners


SOUP
MEN


Tim Horton

Fisherman's Wharf -San Fran

Grand Opening on May 19th!

THE ORIGINAL SOUPMAN


THE ORIGINAL
SOUPMAN

Coming Soon to Universal CA

It's Show Time for SoupMan!

THE ORIGINAL SOUPMAN

Proposed Signage Universal Studio City Walk, CA



SOUP MAN
AT WORK
STARBUCKS COFFEE
THE ORIGINAL



Low Calorie Offerings

THE ORIGINAL SOUPMAN

10 of our soups have under 150 Calories in an 8oz. Serving

Great Taste and Good for You!


Skinny Soup
Under 180 Calories
Tomato Zucchini
Corn Chowder
Garden Vegetable
Chicken Vegetable
Tomato Basil
Butternut Squash
Minestrone
Lentil
Italian Wedding
Chicken Corn Chowder
Selections Vary Daily
Resolutions Never Tasted So Good!
THE ORIGINAL SOUPMAN

Our Menu Enhancement

THE ORIGINAL SOUPMAN

- Our NY Deli menu has proven successful in driving top line sales and change product mix to 50% sandwiches

Great All Year!





Franchise Stats are Up!

New Model is working…

Calendar Q1 2011 vs. 2010

Overall sales:			**+26.8%**
Comp Stores New Menu:			
• Mohegan Sun first 13 weeks			+ **37.7%**
• Staten Island last 5 weeks			+ **13.6%**
Number of Units:	15	24	**(-37.5%)**
Royalty Income YTD:			**+15%**

Fewer stores BUT more sales and royalties!



THE ORIGINAL SOUPMAN

US Soup Market $6 Billion And Growing

Table 4: US, soup, value forecast by category ($m), 2009–14

Category	2009	2010	2011	2012	2013	2014	CAGR 2009–14
Canned soup	4,303.1	4,476.2	4,654.6	4,836.3	5,019.3	5,203.8	3.9%
Growth		4.0%	4.0%	3.9%	3.8%	3.7%	
Dried soup	1,059.9	1,125.0	1,192.7	1,263.6	1,336.7	1,412.6	5.9%
Growth		6.1%	6.0%	5.9%	5.8%	5.7%	
Chilled Soup	252.5	293.0	335.4	379.1	423.3	467.7	13.1%
Growth		16.0%	14.4%	13.0%	11.7%	10.5%	
UHT Soup	246.3	256.7	267.5	278.5	289.9	303.9	4.3%
Growth		4.2%	4.2%	4.1%	4.1%	4.8%	
Frozen soup	156.6	155.0	156.5	158.9	161.9	165.4	1.1%
Growth		-1.0%	1.0%	1.6%	1.9%	2.1%	
Overall	**6,018.3**	**6,305.9**	**6,606.6**	**6,916.4**	**7,231.3**	**7,553.4**	**4.6%**
Growth	**5.2%**	**4.8%**	**4.8%**	**4.7%**	**4.6%**	**4.5%**	

Source: Datamonitor

DATAMONITOR



Our Retail Strategy: New Price, Package & Design

THE ORIGINAL SOUPMAN

- 10oz. Microwavable Bowls

  Frozen – Heat n Serve

- Shelf Stable Soups

  Tetra Recart Packaging

- SoupMan Cooking Stock & Soup Starters



THE ORIGINAL SOUPMAN
SEAFOOD
THE ORIGINAL SOUPMAN
TOMATO BASIL
SOUP
THE ORIGINAL SOUPMAN
BROCCOLI CHEESE
SOUP
THE ORIGINAL SOUPMAN
SOUP
THE ORIGINAL SOUPMAN
SOUP



New Frozen Heat and Serve Bowls

THE ORIGINAL SOUPMAN

We currently have distributed in major national chains in Freezer aisle

Kroger

Calendar Q1 2011 vs. 2010

Retail Sales Dollars	**+29%**
Cases Sold	**+22.2%**

Publix

PUBLIX Averaged 1.78 cases per month per store in 2010

PUBLIX Averaged 2.4 cases per store in Feb 2011 **+35.6%**

Albertsons

Winn Dixie

HyVee EMPLOYEE OWNED

Innovative product placement

THE ORIGINAL SOUPMAN

SHOPRITE Test in Bloomfield NJ March and April 2011

- Selling from SoupMan freezer in to soup aisle and deli


THE ORIGINAL
SOUPMAN

38.5 cases sold per month!!!

ShopRite®

New customers we expect to ccome on

THE ORIGINAL SOUPMAN

GENUARDI'S
Ingredients for life..

King Kullen
America's First Supermarket

KRASDALE
A Leading Grocery Wholesaler Since 1908

ROUSES

shaw's

ASSOCIATED

Bravo
Supermarkets

SAFEWAY



SoupMan in the Soup Aisle

Packing in Tetra Recart

THE ORIGINAL SOUPMAN

Major Grocery Chains Lead the Shift from cans to Tetra Recart Pack!



GIANT EAGLE
-Style Chicken
Imagine
Organic Biologique
SAVOURY BEEF GRAVY
SAUCE SAVOUREUSE À L'ARÔME DE BOEUF
H-E-B
Spicy Southwestern style Black Bean
H-E-B
Chicken Noodle
GIANT EAGLE
Chicken Noodle
CHICKEN NOODLE
O ORGANICS
Southwestern Black Bean

Dynamic Change to Our Business

THE ORIGINAL SOUPMAN

Shelf Stable Soups put us in MainStream

Tetra Recart

- Cost Savings
- Sold in the Soup Aisle
- No preservatives or MSG
- 2 Year Shelf Life



SoupMan Stocks & Broths

THE ORIGINAL SOUPMAN

$1 billion Segment and Growing

We expect SoupMan will join this category in 2012


Nature's Basket
SWANSON
STOCK
CHICKEN
Chicken Broth
A Pantry Essential
SAFEWAY
Beef Broth
H-E-B
Beef Broth
SWANSON
STOCK
BEEF



School & Healthy Products
Good Food for Kids !!!

THE ORIGINAL SOUPMAN

Testing Mexicali Beans in 15 NYC Schools

- Serving 1.1 million meals a day
- Need to serve healthy meals
- Heat n Serve

Elementary

Nutrition Facts
Serving Size 2oz. (57g)
Servings Per Container

Amount Per Serving	
Calories 30	Calories from Fat 5
	% Daily Value*
Total Fat 0.5g	1%
Saturated Fat 0g	0%
Trans Fat 0g	
Cholesterol 0mg	0%
Sodium 130mg	5%
Total Carbohydrate 5g	2%
Dietary Fiber 1g	4%
Sugars 1g	
Protein 1g	

Vitamin A 4% • Vitamin C 6%
Calcium 2% • Iron 4%

*Percent Daily Values are based on a 2,000 calorie diet. Your daily values may be higher or lower depending on your calorie needs:

	Calories:	2,000	2,500
Total Fat	Less than	65g	80g
Saturated Fat	Less than	20g	25g
Cholesterol	Less than	300mg	300mg
Sodium	Less than	2,400mg	2,400mg
Total Carbohydrate		300g	375g
Dietary Fiber		25g	30g

Calories per gram:
Fat 9 • Carbohydrate 4 • Protein 4

High School

Nutrition Facts
Serving Size 4 oz. (113g)
Servings Per Container

Amount Per Serving	
Calories 60	Calories from Fat 10
	% Daily Value*
Total Fat 1g	2%
Saturated Fat 0g	0%
Trans Fat 0g	
Cholesterol 0mg	0%
Sodium 260mg	11%
Total Carbohydrate 10g	3%
Dietary Fiber 3g	12%
Sugars 2g	
Protein 3g	

Vitamin A 8% • Vitamin C 10%
Calcium 4% • Iron 6%

*Percent Daily Values are based on a 2,000 calorie diet. Your daily values may be higher or lower depending on your calorie needs:

	Calories:	2,000	2,500
Total Fat	Less than	65g	80g
Saturated Fat	Less than	20g	25g
Cholesterol	Less than	300mg	300mg
Sodium	Less than	2,400mg	2,400mg
Total Carbohydrate		300g	375g
Dietary Fiber		25g	30g

Calories per gram:
Fat 9 • Carbohydrate 4 • Protein 4



The SoupMan Brand Is On-Trend:

THE ORIGINAL SOUPMAN

Three powerful consumer trends support our brand; no one in our category can deliver on them all:

- Growth of premium brands that deliver higher levels of taste and style
- Rejection of mass brands and hunger for small-batch, artisanal products
- Desire for authenticity and "face behind the brand"



Brand Awareness Strategy

The Standard for Great Soup!

THE ORIGINAL SOUPMAN

- Leverage the SoupMan Brand
- Leverage the Reggie Jackson Brand
- Leverage the Seinfeld History
- Reality Docu-Drama TV - Infomercials



Plus, Unprecedented Awareness

THE ORIGINAL SOUPMAN

SoupMan and its lexicon – including "No Soup for You!" are an enduring part of American culture.



HUFFPOST IMPACT
FRONT PAGE POLITICS BUSINESS ENTERTAINMENT MEDIA TECH COMEDY SPORTS STYLE
IMPACT GREATEST PERSON CHARITY HOMELESSNESS VOLUNTEERING MILITARY
A Picture Worth 1,000 Woofs
People Donate Less After Buying Products That Give To Charity
Pat LaMarche
Hard Hearted Gainesville: "No Soup for You"



NO SOUP FOR YOU!



Adventures of the Soupman
Part 1: Apples of Youth
Papa Boris



no soup FOR YOU!



Consumer Marketing Thrusts

THE ORIGINAL SOUPMAN

Our new online store serves retail, grocery and ecommerce dimensions of our business

www.originalsoupman.com

Social Media

Traditional PR

Guerilla Marketing

Powerful Cause-Marketing Program

THE ORIGINAL SOUPMAN

AL YEGANEH'S FEED THE HUNGRY FOUNDATION

Hall of Fame Legend

Reggie Jackson - Chairman of the Board

- Help the needy
- Drives brand awareness
- Product sampling
- Community support

- SoupMan gives back!





PR Drives Brand, Retail and Location Story

THE ORIGINAL SOUPMAN



FOX NEWS
CNN
CBS NEWS
LX.TV
PIX11 MORNING NEWS
TODAY
Free Friday: 'SoupMan' Soup
FREE FRIDAY
WPIX.COM
Good Day All Day!
NY1
Original Soup Man To Open Store In Midtown

The Old Standard of Soup





THE ORIGINAL SOUPMAN

The New Standard of Soup

